Exhibit 10.2
SIXTH AMENDMENT TO OFFICE LEASE
This SIXTH AMENDMENT TO LEASE (this “Sixth Amendment”) is made and
entered into as of   2/23/2026  , by and between PEN FACTORY PROPERTY OWNER, LLC, a Delaware limited liability company (“Landlord”), and GOODRX, INC., a Delaware corporation (“Tenant”).
R E C I T A L S :
A.Landlord (as successor-in-interest to CSHV Pen Factory, LLC) and Tenant are parties to that certain Office Lease dated September [undated], 2019 (the “Original Lease”), as amended by the First Amendment to Office Lease, dated August 14, 2020 (the “First
Amendment”), the Second Amendment to Office Lease, dated May 27, 2021 (the “Second
Amendment”), the Third Amendment to Office Lease, dated January 1, 2022 (the “Third
Amendment”), the Fourth Amendment to Office Lease, dated February 7, 2024 (the “Fourth
Amendment”), and the Fifth Amendment to Office Lease dated January 2, 2025 (the “Fifth
Amendment”) (the Original Lease, as so amended, collectively, the “Lease”), whereby Tenant leases Suite 200 and Suite 300 (collectively, the “Premises”) containing approximately 131,749 rentable square feet of space (“RSF”) in the West Building/Building A located at 2710 Olympic
Boulevard, Santa Monica, California (the “Building”).
B.Landlord and Tenant desire to amend the Lease to modify certain terms relating to the disbursement of the “Second Amendment Tenant Improvement Allowance” as defined in the
Second Amendment.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
1.Capitalized Terms.  All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this
Sixth Amendment.
2.Outside Tenant Improvement Allowance Payment Date.  The second sentence of Section 1.1 of the Second Amendment Work Letter attached to the Second Amendment as
Exhibit B (as the same has previously been amended) is hereby deleted and replaced with the following:  “Notwithstanding anything to the contrary contained herein, if any portion of the
Second Amendment Tenant Improvement Allowance is not used by March 31, 2027, such portion shall be deemed waived with no further obligation by Landlord with respect to thereto.”
3.Sublease Updates.  In connection with the Lease and any potential subleasing of the Premises, Tenant agrees to use commercially reasonable efforts to keep Landlord updated on such subleasing activity on a monthly basis, including having phone calls with Landlord as requested by Landlord regarding the same.
4.No Further Modification; Conflict. Except as set forth in this Sixth
Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.  In the event of a conflict between the terms of the Lease and this Sixth
Amendment, the terms of this Sixth Amendment shall prevail.
5.Signatures.  The parties hereto consent and agree that this Sixth Amendment may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (a) to the extent a party signs this Sixth Amendment using electronic signature technology, by clicking
“SIGN”, such party is signing this Sixth Amendment electronically, and (b) the electronic signatures appearing on this Sixth Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
[SIGNATURES APPEAR ON FOLLOWING PAGE]
IN WITNESS WHEREOF, this Sixth Amendment has been executed as of the day and year first above written.

“LANDLORD”	“TENANT”

PEN FACTORY PROPERTY OWNER, LLC,		GOODRX, INC.,
a Delaware limited liability company		a Delaware corporation

By: /s/ Lauren Graham	By:	/s/ Douglas Michaud
Name: Lauren Graham	Name:	Douglas Michaud
Its: Authorized Signatory	Its:	VP, Procurement